EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report of The Reserve Petroleum Company (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Mason McLain and James L. Tyler, Principal Executive Officer and Principal Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2005.

March 31, 2006                              /s/ Mason McLain
                                            -------------------------------
                                            Mason McLain
                                            Principal Executive Officer


                                            /s/ James L. Tyler
                                            -------------------------------
                                            James L. Tyler
                                            Principal Financial Officer